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                                                                    EXHIBIT 32.2


            SECTION 906 CERTIFICATION BY THE CHIEF FINANCIAL OFFICER


         I, M. Michael Owens, Chief Financial Officer of United States Lime & Minerals, Inc. (the "Company"), hereby certify that to my knowledge:


         (1) The Company's periodic report on Form 10-Q for the quarterly period ended September 30, 2003 (the "Form 10-Q") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 3, 2003                     /s/ M. Michael Owens
                                             -----------------------------------
                                             M. Michael Owens
                                             Vice President and Chief Financial
                                             Officer